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Exhibit 99.(a)(1)(B)

LETTER OF TRANSMITTAL
TO TENDER THE SECURITIES OF EACH SERIES
SET FORTH BELOW

OF

THE ROYAL BANK OF SCOTLAND GROUP PLC,
NATIONAL WESTMINSTER BANK PUBLIC LIMITED COMPANY AND
CERTAIN OF THEIR AFFILIATES

PURSUANT TO THE OFFER TO PURCHASE DATED APRIL 6, 2010

BY

THE ROYAL BANK OF SCOTLAND GROUP PLC AND
NATIONAL WESTMINSTER BANK PUBLIC LIMITED COMPANY

This document relates to the offers by The Royal Bank of Scotland Group plc ("RBSG") and National Westminster Bank Public Limited Company ("NatWest" and, together with RBSG, the "Offerors" and, each, an "Offeror") to purchase for cash, upon the terms and subject to the conditions set forth in the offer to purchase dated April 6, 2010 (the "Offer to Purchase") and this letter of transmittal (the "Letter of Transmittal"), the outstanding securities of each series set forth in the table below (collectively, the "Securities") with an aggregate face amount (comprising the aggregate principal amount of those Securities that are debt securities and the aggregate liquidation preference of those Securities that are equity securities) of up to $3,200,000,000 (the "Aggregate Offer Limit") (subject to a possible increase in aggregate face amount of up to $150,000,000 under the circumstances described in the Offer to Purchase). In addition to the Aggregate Offer Limit, each Offer with respect to an individual series of Securities will be subject to the Series Offer Limit (as defined in the Offer to Purchase) specified for such series of Securities in the table below, and Securities validly tendered and not withdrawn prior to the Expiration Time (as defined below) will be purchased by the relevant Offeror in accordance with the "Acceptance Priority Levels" indicated for each series of Securities in the table below. We refer to each offer by an Offeror to purchase the outstanding Securities of a particular series as an "Offer" and to the Offers by the Offerors to purchase the outstanding Securities collectively as the "Tender Offer".

  THE TENDER OFFER FOR EACH SERIES OF SECURITIES AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MAY 3, 2010 (WHICH SHALL BE THE END OF THE DAY ON MAY 3), UNLESS THE TENDER OFFER IS EXTENDED (SUCH TIME AND DATE WITH RESPECT TO A SERIES, AS THE SAME MAY BE EXTENDED OR, IN LIMITED CIRCUMSTANCES, EARLIER TERMINATED, THE "EXPIRATION TIME"). HOLDERS OF SECURITIES (THE "SECURITY HOLDERS") MAY VALIDLY WITHDRAW TENDERED SECURITIES AT ANY TIME PRIOR TO THE EXPIRATION TIME.

The Offerors have agreed to pay to each Retail Processing Dealer (as defined in the Offer to Purchase) whose name appears in the appropriate space of a properly completed and executed retail processing dealer form provided in the letter sent by the Information Agent to brokers, dealers, commercial banks, trust companies and other nominees (the "Letter to Brokers") a retail processing fee equal to $0.125 per Security validly tendered by beneficial owners holding Securities with a face amount of $25 per Security (that is, the RBSG ADSs (other than the Series U ADSs) and the NatWest Series C ADSs (each such term as hereinafter defined)) and, in addition, who tender 10,000 or fewer of such Securities per applicable series of Securities, and accepted for purchase by the Offerors, excluding any Securities tendered by a Retail Processing Dealer for its own account, on the terms and conditions described in "Persons and Assets Employed in Connection with the Tender Offer" in the Offer to Purchase.

 The Tender Agent for the Tender Offer is:
BNY Mellon Shareowner Services

By Mail Attn: Corporate Actions Department P.O. Box 3301 South Hackensack, NJ 07606-3301 USA	By Hand or by Overnight Courier Attn: Corporate Actions Department 27th Floor 480 Washington Boulevard Jersey City, NJ 07310 USA	By Facsimile Transmission (for withdrawal notices only) Facsimile no.: +1 (201) 680 4626 Attn: Corporate Actions Department Confirmation telephone no.: +1 (201) 680 4860

DELIVERY OF THIS LETTER OF TRANSMITTAL AND THE RELEVANT SECURITIES TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE TENDER AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 INCLUDED HEREIN, OR THE APPROPRIATE IRS FORM W-8, AS APPLICABLE.

 IMPORTANT

This Letter of Transmittal together with any required signature guarantees, or, in the case of book-entry transfer, an agent's message and any other required documents, must be received by the Tender Agent prior to the Expiration Time and either the relevant Securities must be received by the Tender Agent or must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Time.

Securities Code	Acceptance Priority Level	Title of Securities	Series Offer Limit	Face Amount per Security	Aggregate Face Amount Outstanding(1)	Tender Offer Consideration(2) (as $ per Security Tendered or as a Percentage of Face Amount Tendered)
ISIN: US7800977479 CUSIP: 780097747	1	*ADSs, Series R ("Series R ADSs"), representing 6.125% Non-cumulative Dollar Preference Shares, Series R, issued by RBSG on December 27, 2006 (the "Series R Preference Shares")	$585,000,000	$25	$650,000,000	$14.00 per Security
ISIN: US7800977628 CUSIP: 780097762	2	*ADSs, Series P ("Series P ADSs"), representing 6.250% Non-cumulative Dollar Preference Shares, Series P, issued by RBSG on November 9, 2005 (the "Series P Preference Shares")	$495,000,000	$25	$550,000,000	$14.00 per Security
ISIN: US7800977966 CUSIP: 780097796	3	*ADSs, Series M ("Series M ADSs"), representing 6.400% Non-cumulative Dollar Preference Shares, Series M, issued by RBSG on August 26, 2004 (the "Series M Preference Shares")	$832,500,000	$25	$925,000,000	$14.00 per Security
ISIN: US7800977701 CUSIP: 780097770	4	*ADSs, Series N ("Series N ADSs"), representing 6.350% Non-cumulative Dollar Preference Shares, Series N, issued by RBSG on May 19, 2005 (the "Series N Preference Shares")	$900,000,000	$25	$1,000,000,000	$14.00 per Security
ISIN: US7800977396 CUSIP: 780097739	5	*ADSs, Series S ("Series S ADSs"), representing 6.600% Non-cumulative Dollar Preference Shares, Series S, issued by RBSG on June 28, 2007 (the "Series S Preference Shares")	$855,000,000	$25	$950,000,000	$14.00 per Security
ISIN: US7800977545 CUSIP: 780097754	6	*ADSs, Series Q ("Series Q ADSs"), representing 6.750% Non-cumulative Dollar Preference Shares, Series Q, issued by RBSG on May 25, 2006 (the "Series Q Preference Shares")	$607,500,000	$25	$675,000,000	$14.00 per Security
ISIN: US7800977131 CUSIP: 780097713	7	*ADSs, Series T ("Series T ADSs"), representing 7.250% Non-cumulative Dollar Preference Shares, Series T, issued by RBSG on September 27, 2007 (the "Series T Preference Shares")	$1,440,000,000	$25	$1,600,000,000	$14.75 per Security
ISIN: US780097AU54 CUSIP: 780097AU5	8	*ADSs, Series U ("Series U ADSs"), representing 7.640% Non-cumulative Dollar Preference Shares, Series U, issued by RBSG on October 4, 2007 (the "Series U Preference Shares")	$1,499,900,000	$100,000	$1,500,000,000	66% per face amount

Securities Code	Acceptance Priority Level	Title of Securities	Series Offer Limit	Face Amount per Security	Aggregate Face Amount Outstanding(1)	Tender Offer Consideration(2) (as $ per Security Tendered or as a Percentage of Face Amount Tendered)
ISIN: US7800977883 CUSIP: 780097788	9	*ADSs, Series L ("Series L ADSs"), representing 5.750% Series L Category II Non-cumulative Dollar Preference Shares, issued by RBSG on June 23, 2003 (the "Series L Preference Shares")	$765,000,000	$25	$850,000,000	$16.25 per Security
ISIN: US7800978790 CUSIP: 780097879	10	*ADSs, Series H ("Series H ADSs"), representing 7.250% Non-cumulative Dollar Preference Shares, Series H, issued by RBSG on February 8, 1999 (the "Series H Preference Shares")	$270,000,000	$25	$300,000,000	$19.25 per Security
ISIN: US7800978048 CUSIP: 780097804	11	*ADSs, Series F ("Series F ADSs"), representing 7.650% Non-cumulative Dollar Preference Shares, Series F, issued by RBSG on March 26, 1997 (the "Series F Preference Shares")	$180,000,000	$25	$200,000,000	$20.00 per Security
ISIN: US6385398820 CUSIP: 638539882	12	*ADSs, Series C ("NatWest Series C ADSs"), representing 7.760% Non-cumulative Dollar Preference Shares, Series C, issued by NatWest on April 8, 1997 (the "NatWest Series C Preference Shares")	$270,000,000	$25	$300,000,000	$21.25 per Security
ISIN: US74927FAA93 CUSIP: 74927FAA9	13	Floating Rate Non-cumulative Trust Preferred Securities issued by RBS Capital Trust IV on August 24, 2004 and September 27, 2004 (the "Capital Trust IV Preferred Securities")	$470,200,000	$1,000	$470,201,000(3)	52% per face amount
ISIN: US749274AA41 CUSIP: 749274AA4	14	4.709% Non-cumulative Trust Preferred Securities issued by RBS Capital Trust I on May 21, 2003 (the "Capital Trust I Preferred Securities")	$321,925,000	$1,000	$321,926,000(4)	66% per face amount
ISIN: US74927QAA58 CUSIP: 74927QAA5	15	5.512% Non-cumulative Trust Preferred Securities issued by RBS Capital Trust III on August 24, 2004 (the "Capital Trust III Preferred Securities")	$356,526,000	$1,000	$356,527,000(5)	66% per face amount
ISIN: US74927PAA75 CUSIP: 74927PAA7	16	6.425% Non-cumulative Trust Preferred Securities issued by RBS Capital Trust II on December 10, 2003 (the "Capital Trust II Preferred Securities")	$393,572,000	$1,000	$393,573,000(6)	67% per face amount
ISIN: US780097AS09 CUSIP: 780097AS0 and ISIN: XS0323865047 CUSIP: 032386504	17	6.990% Fixed Rate/Floating Rate Preferred Capital Securities issued by RBSG on October 4, 2007 (the "Fixed/Floating Preferred Securities")	$563,605,000	$100,000	$563,705,000	74% per face amount
ISIN: US780097AH44 CUSIP: 780097AH4	18	7.648% Perpetual Regulatory tier One securities, Series 1 issued by RBSG on August 20, 2001 (the "Series 1 PROs")	$685,571,000	$1,000	$761,746,000	86% per face amount

(1)
The aggregate face amount outstanding is stated as at April 5, 2010.

(2)
The Tender Offer Consideration does not include Accrued Distributions which will be paid by the Offerors in addition to the Tender Offer Consideration.

(3)
The aggregate face amount outstanding of the Capital Trust IV Preferred Securities excludes $529,799,000 in aggregate principal amount of such Securities held by the Group.

(4)
The aggregate face amount outstanding of the Capital Trust I Preferred Securities excludes $528,074,000 in aggregate principal amount of such Securities held by the Group.

(5)
The aggregate face amount outstanding of the Capital Trust III Preferred Securities excludes $593,473,000 in aggregate principal amount of such Securities held by the Group.

(6)
The aggregate face amount outstanding of the Capital Trust II Preferred Securities excludes $256,427,000 in aggregate principal amount of such Securities held by the Group.

*
Indicates series which are held by registered Security Holders on the books of the Depositaries.

The instructions contained herein and in the Offer to Purchase should be read carefully before this Letter of Transmittal is completed.

Indicate in the box entitled "Description of Securities Tendered" on page 5 hereof the identity of the Security Holders, certificate numbers and the total number or amount (as applicable) of Securities being tendered to which this Letter of Transmittal relates.

The purchase price per Security is equal to the applicable Tender Offer Consideration for the relevant series set forth in the table on pages 2 and 3 of this Letter of Transmittal (in each case, the "Tender Offer Consideration") plus, in each case, Accrued Distributions (as defined in the Offer to Purchase), to be paid by the relevant Offeror upon the terms and subject to the conditions set forth in the Offer to Purchase and this Letter of Transmittal, to Security Holders for Securities of such series validly tendered but not withdrawn prior to the Expiration Time in connection with the Offer for such series.

Under no circumstances will interest on the purchase price for the Securities be paid, regardless of any delay in making such payment.

If we do not accept any tendered Securities for any reason, or if American Depositary Receipts ("ADRs") or certificates are submitted for more Securities than are tendered, we will return ADRs or certificates for those unpurchased Securities, without expense to the tendering Security Holder (or, in the case of Securities tendered by book-entry transfer of such Securities into the Tender Agent's account at The Depositary Trust Company ("DTC"), such Securities will be credited to an account maintained with DTC and DTC will further credit to the appropriate DTC participant account) as promptly as practicable following the expiration or termination of the Tender Offer.

Security Holders may validly withdraw tendered Securities at any time prior to the Expiration Time and unless such Securities are previously accepted for payment as provided in the Offer to Purchase, may also be withdrawn at any time after the expiration of 40 Business Days (as defined in the Offer to Purchase) following the commencement of the Tender Offer until such Securities are accepted for payment, subject to the Longstop Date (as defined in the Offer to Purchase).

Indicate on the following page the Securities to which this Letter of Transmittal relates. If the space provided on the following page is inadequate, list the Securities, ADR/certificate numbers and the total number or amount (as applicable) of Securities being tendered on a separately executed schedule and affix such schedule to this Letter of Transmittal.

DESCRIPTION OF SECURITIES TENDERED
Name(s) and Address(es) of Registered Security Holder(s) as name appears on the ADRs/Certificates or on the books of the Depositary/Registrar (Please fill in blank)	ADR/Certificate Number(s)*	Total Number of Securities Represented by ADR(s)/Certificate(s)*	Total Number of Securities Tendered**
A. Series R ADSs (CUSIP: 780097747)

B. Series P ADSs (CUSIP: 780097762)

C. Series M ADSs (CUSIP: 780097796)

D. Series N ADSs (CUSIP: 780097770)

E. Series S ADSs (CUSIP: 780097739)

F. Series Q ADSs (CUSIP: 780097754)

G. Series T ADSs (CUSIP: 780097713)

H. Series U ADSs (CUSIP: 780097AU5)

I. Series L ADSs (CUSIP: 780097788)

J. Series H ADSs (CUSIP: 780097879)

K. Series F ADSs (CUSIP: 780097804)

L. NatWest Series C ADSs (CUSIP: 638539882)

M. Capital Trust IV Preferred Securities (CUSIP: 74927FAA9)

N. Capital Trust I Preferred Securities (CUSIP: 749274AA4)

O. Capital Trust III Preferred Securities (CUSIP: 74927QAA5)

P. Capital Trust II Preferred Securities (CUSIP: 74927PAA7)

Q. Fixed/Floating Preferred Securities (CUSIP: 780097AS0 and CUSIP: 032386504)

R. Series 1 PROs (CUSIP: 780097AH4)

*
Need not be completed by Security Holders tendering Securities by book-entry transfer.

**
Unless otherwise indicated, it will be assumed that all Securities described above are being tendered.

***
ADS holders registered on the books of an ADS Depositary who hold ADSs in uncertificated form, in the respective Global BuyDIRECT Plan(s) or book-entry form on the books of the ADS Depositary in the case of the NatWest Series C ADSs may tender all or some of these ADSs by checking one box below:

Tender All of my ADSs in uncertificated form
Tender some of my ADSs in uncertificated form. Indicate number to be tendered in the box to the right.

If one of the above boxes is not checked, all ADSs held by the Security Holder in the Global Buy DIRECT Plan(s) or in book-entry on the books of the ADS Depositary will be tendered.

The names and addresses of the Security Holders should be printed, if not already printed above, exactly as they appear on the ADRs or certificates representing the Securities tendered hereby. The Securities and the total number of Securities represented that the undersigned wishes to tender should be indicated in the appropriate boxes.

SECURITY HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE TENDER OFFER CONSIDERATION MUST VALIDLY TENDER (AND NOT PROPERLY WITHDRAW) THEIR SECURITIES PRIOR TO THE EXPIRATION TIME.

By the execution hereof, the undersigned acknowledges receipt of the Offer to Purchase, dated April 6, 2010 and this Letter of Transmittal and the instructions hereto. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

This Letter of Transmittal is to be used by Security Holders registered as holders of the Securities on the books of the relevant depositary or trustee, as the case may be, pursuant to the procedures set forth in "The Tender Offer—Procedures for Registered Holders of Securities in Certificated or Uncertificated Form" in the Offer to Purchase.

The Tender Offer is not being made to, nor will tenders of the Securities be accepted from or on behalf of, Security Holders in any jurisdiction in which making or accepting the Tender Offer would not be in compliance with the laws of such jurisdiction.

The undersigned has completed, executed and delivered this Letter of Transmittal, together with the related Securities, to indicate the actions the undersigned desires to take with respect to the Tender Offer.

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase and this Letter of Transmittal should be directed to D.F. King & Co., Inc. (the "Information Agent"), at the address and telephone numbers set forth on the back cover page of this Letter of Transmittal. See Instruction 11 below.

Security Holders that are tendering by book-entry transfer to the Tender Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Tender Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Tender Agent's DTC account. DTC will then send an agent's message to the Tender Agent for its acceptance.

 NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Tender Offer, the undersigned hereby tenders to the relevant Offeror the total number of Securities indicated in the box entitled "Description of Securities" on page 5 hereof.

Subject to, and effective upon, the acceptance for purchase of, and payment for, the purchase price of the relevant series of the Securities tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the relevant Offeror, all right, title and interest in and to the Securities that are being tendered hereby, waives any and all other rights with respect to such Securities (including without limitation, any existing or past defaults and their consequences in respect of such Securities and the indenture or other legal instruments under which such Securities were issued) and irrevocably releases and discharges the relevant Offeror from any and all claims such Security Holders may have now, or may have in the future, arising out of, or related to, such Securities, including without limitation, any claims that such Security Holders are entitled to receive additional principal or coupon or dividend payments with respect to such Securities or to participate in any redemption or defeasance of such Securities. The undersigned hereby irrevocably constitutes and appoints the Tender Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Tender Agent also acts as the agent of the relevant Offeror) with respect to such Securities, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Securities and all evidences of transfer and authenticity to, or transfer ownership of, such Securities on the account books maintained by DTC to, or upon the order of, the relevant Offeror, (ii) present such Securities for transfer of ownership on the books of the relevant Offeror and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities.

The undersigned understands that tenders of Securities may be withdrawn or revoked by written notice of withdrawal or revocation received by the Tender Agent at any time, subject to the withdrawal limitations set forth herein and in the Offer to Purchase at any time prior to the Expiration Time, but the Tender Offer Consideration shall not be payable in respect of any Securities so withdrawn.

The undersigned hereby represents and warrants that:

(a)       the undersigned has received the Offer to Purchase, and has reviewed and accepted the offer and distribution restrictions, terms, conditions, risk factors, and other considerations of the relevant Offer, all as described in the Offer to Purchase, and has undertaken all the appropriate analysis of the implications of such Offer without reliance on the relevant Offeror, any of the Joint Dealer Manager, the Tender Agent or the Information Agent;

(b)       in respect of Offers for the RBSG ADSs and NatWest Series C ADSs, the undersigned agrees that the RBSG ADSs and the NatWest Series C ADSs (as the case may be) in respect of which an offer to tender under a relevant Offer is accepted by RBSG or NatWest (as the case may be) will be transferred to and held on trust by BNY Corporate Trustee Securities Limited (the "Preference Share Trustee") on the Settlement Date. The Preference Share Trustee shall hold such Preference Shares on trust for the relevant Security Holders in accordance with a trust deed entered into between RBSG, NatWest and the Preference Share Trustee (the "Trust Deed") and shall require RBSG or NatWest, as the case may be, to purchase such Preference Shares pursuant to a contract between RBSG, NatWest and the Preference Share Trustee;

(c)       subject to and effective upon acceptance for purchase of, and payment for, the Securities tendered therewith, the undersigned (i) sells, assigns and transfers to or upon the order of the relevant Offeror all right, title and interest in and to all the Securities tendered thereby, (ii) waives any and all other rights with respect to the Securities (including, without limitation, the undersigned's waiver of any existing or past defaults and their consequences in respect of the Securities), (iii) releases and discharges the relevant Offeror from any and all claims such Security Holder may have now, or may have in the future, arising out of, or related to, the Securities, including, without limitation, any claims that the undersigned is entitled to receive additional principal or dividend payments with respect to the Securities or to participate in any redemption or defeasance of the Securities;

(d)       the undersigned represents and warrants that it has full power and authority to tender, sell, assign and transfer the Securities tendered, and that when such Securities are accepted for purchase and payment by the relevant Offeror, the relevant Offeror will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Tender Agent or the relevant Offeror to be necessary or desirable to complete the sale, assignment and transfer of any Securities tendered. All authority conferred or agreed to be conferred by tendering through book-entry transfer shall survive the death or incapacity of the tendering Security Holder and every obligation of the undersigned incurred in connection with its tender of its Securities shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives;

(e)       the undersigned agrees that all questions as to the form of documents and validity, eligibility (including time of receipt), acceptance for payment and withdrawal of tendered Securities will be determined by the Offeror, in its sole discretion, and its determination will be final and binding. The relevant Offeror reserves the absolute right to reject any and all tenders of Securities that it determines are not in proper form or for which the acceptance for payment or payment may, in the opinion of its counsel, be unlawful. The relevant Offeror also reserves the absolute right in its sole discretion to waive any of the conditions of the Tender Offer or any defect or irregularity in the tender of Securities of the undersigned, whether or not similar conditions, defects or irregularities are waived in the case of the other Security Holders. The Offeror's interpretation of the terms and conditions of the Tender Offer will be final and binding. None of the Offerors, the Joint Dealer Managers, the Tender Agent, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders or any notices of withdrawal or will incur any liability for failure to give any such notice;

(f)        other than as provided by the Offer in "Certain U.S. Federal Income Tax Consequences" in the Offer to Purchase and "Important Tax Information" in this Letter of Transmittal no information has been provided to the undersigned by the relevant Offeror, the Joint Dealer Managers, the Tender Agent, or the Information Agent, or any of their respective directors or employees, with regard to the tax consequences for the undersigned arising from the tendering of Securities, and it acknowledges that it is solely liable for any taxes and similar or related payments imposed on it under the laws of any applicable jurisdiction as a result of its participation in the Tender Offer, and agrees that it will not and does not have any right of recourse (whether by way of reimbursement, indemnity or otherwise) against the relevant Offeror, the Joint Dealer Managers, the Tender Agent, or the Information Agent, or any of their respective directors or employees, or any other person in respect of such taxes and payments;

(g)       the undersigned is not a person to whom it is unlawful to make an invitation pursuant to the Tender Offer under applicable securities laws and it has (before submitting, or arranging for the submission on its behalf, as the case may be, of the Tender Instruction in respect of the Securities) complied with all laws and regulations applicable to it for the purposes of its participation in the Offer;

(h)       the undersigned agrees to ratify and confirm each and every act or thing that may be done or effected by the relevant Offeror, any of its directors or any person nominated by the relevant Offeror in the proper exercise of his or her powers and/or authority hereunder;

(i)        the terms and conditions of the relevant Offer shall be deemed to be incorporated in, and form a part of, the Tender Instruction which shall be read and construed accordingly;

(j)        the undersigned agrees to do all such acts and things as shall be necessary and execute any additional documents deemed by the relevant Offeror to be desirable, in each case to complete the transfer of its Securities to the relevant Offeror, and/or to perfect any of the authorities expressed to be given hereunder; and

(k)       the undersigned has observed the laws of all relevant jurisdictions; obtained all requisite governmental, exchange control or other required consents; complied with all requisite formalities; and paid any issue, transfer or other taxes or requisite payments due from it in each respect in connection with any offer or acceptance in any jurisdiction and that it has not taken or omitted to take any action in breach of the terms of the Tender Offer or which will or may result in the Offerors, the Joint Dealer Managers, the Tender Agent, the Information Agent, or any other person acting in breach of the legal or regulatory requirements of any such jurisdiction in connection with the Tender Offer.

The undersigned understands that tenders of Securities pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and acceptance thereof by the relevant Offeror will constitute a binding agreement between the undersigned and the relevant Offeror, upon the terms and subject to the conditions of the Tender Offer.

For purposes of the Tender Offer, the undersigned understands that the relevant Offeror will be deemed to have accepted for purchase validly tendered Securities if, as and when the relevant Offeror gives written notice thereof to the Tender Agent.

The undersigned understands that the Offeror's obligation to accept for payment, and to pay for, Securities validly tendered, pursuant to the Securities, is subject to satisfaction of the general and special conditions set forth in "The Tender Offer—Conditions of the Tender Offer" in the Offer to Purchase, including, without limitation, that each Offer is conditioned on the settlement of the Tender Offer no later than the Longstop Date (as defined in the Offer to Purchase). Any Securities not accepted for purchase will be returned as promptly as practicable to the undersigned at the address set forth above unless otherwise indicated herein under "Special Delivery Instructions" below.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that the delivery and surrender of the Securities is not effective, and the risk of loss of the Securities does not pass to the Tender Agent until receipt by the Tender Agent of this Letter of Transmittal properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the relevant Offeror or receipt of an agent's message. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Securities will be determined by the relevant Offeror, in its sole discretion, whose determination shall be final and binding.

Unless a different name is indicated under "Special Payment Instructions" below, please issue the check from the Tender Agent for the Tender Offer Consideration plus Accrued Distributions for any Securities tendered hereby that are purchased, and/or return or reissue any ADRs or certificates representing Securities not tendered or not accepted for purchase in the name(s) of the Security Holder(s) appearing under "Description of Securities." Similarly, unless a different address is indicated under "Special Delivery Instructions," please mail the check for the Tender Offer Consideration plus Accrued Distributions and/or return or reissue any ADRs or certificates representing such Securities not tendered or not accepted for purchase (and accompanying documents, as appropriate) to the addressees of the Security Holder(s) appearing under "Description of Securities." In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the check for the Tender Offer Consideration plus Accrued Distributions and/or return or reissue any ADRs or certificates representing such Securities not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the person or persons so indicated. In the case of a book-entry delivery of Securities, please credit DTC who will further allocate to the appropriate DTC participant any Securities not tendered or not accepted for payment. The undersigned recognizes that the relevant Offeror does not have any obligation pursuant to the "Special Payment Instructions" to transfer any Securities from the name of the Security Holder thereof if the relevant Offeror does not accept for payment any of the Securities so tendered.

  PLEASE SIGN HERE
  (To Be Completed By All Tendering Registered Security Holders
  Unless an Agent's Message Is Delivered In Connection With a
  Book-Entry Transfer of Such Securities)

  This Letter of Transmittal must be signed by the registered Security Holder(s) exactly as their name(s) appear(s) on ADR(s) or certificate(s) for Securities or, if tendered by the registered Security Holder(s) exactly as such holder's name appears on the books of the respective depositary, or by person(s) authorized to become registered Security Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Offeror of such person's authority to so act. See Instruction 5 below.

  If the signature appearing below is not of the registered Security Holder(s), then such person must indicate when signing and include proper evidence, satisfactory to the Offerors, of the authority of such person (see Instructions 1 and 4 below).

X
X	(Signature(s) of all Security Holder(s) or Authorized Signatory)
Dated: , 2010.

Name(s):
(Please Print)

Capacity:

Address:
(Includ- ing Zip Code)

Area Code and Telephone No.:

(PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN OR APPLICABLE FORM W-8)

MEDALLION SIGNATURE GUARANTEE (See Instructions 1 and 4 below; For Use by Eligible Institutions Only)

  Certain Signatures Must be Guaranteed by a Eligible Institution

  (Name of Eligible Institution Guaranteeing Signature)

  (Address (including zip code) and Telephone Number (including area code) of Firm)

  (Authorized Signature)

  (Printed Name)

  (Title)

  Dated:                                         , 2010.

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 4, 5, 6, and 7)

  To be completed ONLY if checks constituting payments for Securities to be purchased in connection with the Tender Offer are to be issued to the order of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Securities Tendered" within this Letter of Transmittal.

Name:	(Please Print)
Address:	(Please Print)
Zip Code
Tax Identification or Social Security Number (See Substitute Form W-9 herein or applicable Form W-8)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 4, 5, 6 and 7)

  To be completed ONLY if ADRs or certificates for Securities not validly tendered or not accepted for purchase are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal to an address different from that shown in the box entitled "Description of Securities Tendered" within this Letter of Transmittal.

Name:	(Please Print)
Address:	(Please Print)
Zip Code
Tax Identification or Social Security Number (See Substitute Form W-9 herein or applicable Form W-8)

 INSTRUCTIONS
Forming Part of the Terms and Conditions of the Tender Offer

1.    Guarantee of Signatures.    Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined below), unless the Securities tendered are tendered and delivered (i) by a registered Security Holder (or by a participant in DTC whose name appears on a security position listing as the owner of such Securities) who has not completed any of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States, in each case that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program or any other "eligible guarantor institution", as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, (each of the foregoing being referred to as an "Eligible Institution"). If the Securities are registered in the name of a person other than the signer of this Letter of Transmittal or if Securities not accepted for payment or not tendered are to be returned to a person other than the registered Security Holder, then the signature on this Letter of Transmittal accompanying the tendered Securities must be guaranteed by an Eligible Institution as described above. Beneficial owners whose Securities are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Securities with respect to Securities so registered. See "The Tender Offer—Procedure for Tendering Securities" in the Offer to Purchase.

2.    Requirements of Tender.    This Letter of Transmittal is to be completed by registered Security Holders if delivery of such ADRs or certificates is to be made directly to the Tender Agent, pursuant to the procedures set forth in "The Tender Offer—Procedures for Registered Holders of Securities in Certificated or Uncertificated Form" in the Offer to Purchase. For a registered Security Holder to validly tender Securities pursuant to the Tender Offer, a properly completed and duly executed Letter of Transmittal, together with any signature guarantees and any other documents required by these Instructions, must be received by the Tender Agent at its address set forth herein prior to the Expiration Time and such Securities, if certificated or in ADR form, must be delivered to the Tender Agent prior to the Expiration Time.

The method of delivery of this Letter of Transmittal, the Securities and all other required documents, including delivery through DTC and acceptance of an agent's message through ATOP, is at the option and risk of the tendering Security Holder. Rather than mail these items, the Offerors recommend that Security Holders either deliver them by hand or use an overnight delivery service. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Tender Agent prior to the Expiration Time.

No alternative, conditional or contingent tenders shall be accepted. All tendering registered Security Holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Securities for payment.

3.    Withdrawal of Tenders.    Securities validly tendered in connection with an Offer may be validly withdrawn at any time prior to the Expiration Time. Any Securities validly tendered and not validly withdrawn prior to the Expiration Time may be validly withdrawn, if such Securities have not been accepted for payment by the expiration of 40 Business Days (as defined in the Offer to Purchase) following commencement of an Offer, at any time after such date until the Securities are accepted for payment, subject to the Longstop Date. Otherwise, any Securities validly tendered but not validly withdrawn prior to the Expiration Time may not be validly withdrawn unless the relevant Offeror extends the Expiration Time for an Offer with respect to Securities of the same series as the Securities so tendered or are otherwise required by law to permit withdrawal.

Withdrawals of tenders of Securities may not be rescinded, and any Securities properly withdrawn will thereafter be deemed not validly tendered for purposes of the Tender Offer. Properly withdrawn Securities may, however, be retendered following one of the procedures described under "The Tender Offer—Procedure for Tendering Securities" in the Offer to Purchase at any time at or prior to the applicable Expiration Time.

For a withdrawal to be effective, a written, facsimile transmission or electronic notice of withdrawal must be timely received by the Tender Agent at one of its addresses set forth on the front cover of this Letter of Transmittal.

Any such notice of withdrawal must specify the name of the person having tendered the Securities to be withdrawn, the number of Securities to be withdrawn, the serial numbers of any ADRs or certificates representing the Securities to be withdrawn and the names in which the ADR(s) or certificate(s) evidencing the Securities to be withdrawn are registered, if different from that of the person who tendered such Securities. The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution, unless such Securities have been tendered for the account of any Eligible Institution. If Securities have been tendered pursuant to the procedures for book-entry tender as set forth in "The Tender Offer—Procedure for Tendering Securities" in the Offer to Purchase, any notice of withdrawal must specify the name and number of the account at the DTC to be credited with the withdrawn Securities.

If the relevant Offeror extends the Tender Offer, delays acceptance for payment of Securities or is unable to accept Securities for payment pursuant to the Tender Offer for any reason, then, without prejudice to its rights under the Tender Offer, the Tender Agent may, nevertheless, on the relevant Offeror's behalf, retain tendered Securities, and such Securities may not be withdrawn except to the extent that tendering Security Holders are entitled to withdrawal rights as described herein.

Withdrawal of Securities can be accomplished only in accordance with the procedures described herein and in the Offer to Purchase.

All questions as to the validity (including time of receipt) of notices of withdrawal will be determined by the relevant Offeror in the Offeror's sole discretion, and the Offeror's determinations shall be final and binding. None of the Offerors, the Joint Dealer Managers, the Tender Agent, the Information Agent, or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or incur any liability for failure to give any such notification.

There are no appraisal or other similar statutory rights available to Security Holders in connection with the Tender Offer.

4.    Signatures on this Letter of Transmittal, Security Endorsement; Guarantee of Signatures.    If this Letter of Transmittal is signed by the registered Security Holder(s) tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADR(s) certificate(s) without alteration, enlargement or any change whatsoever.

IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A SECURITY HOLDER WHO IS NOT THE REGISTERED SECURITY HOLDER, THEN THE REGISTERED SECURITY HOLDER MUST SIGN THE REQUIRED DOCUMENTS, WITH THE SIGNATURE OF SUCH REGISTERED SECURITY HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

If any Securities tendered hereby are owned on the records of the depositary or registrar, as the case may be, by two or more joint owners, all such owners must sign the Letter of Transmittal. If any tendered Securities are registered in different names on several ADRs or certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which ADRs or certificates are held.

If this Letter of Transmittal is signed by the Security Holder, the ADRs or certificates for any Securities not tendered or accepted for purchase are to be issued (or if any Securities that are not tendered or not accepted for purchase are to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of the registered Security Holder, and checks constituting payments for Securities to be purchased in connection with the Tender Offer are to be issued to the order of the registered Security Holder, then the registered Security Holder need not endorse any ADRs or certificates for tendered Securities. In any other case (including if this Letter of Transmittal is not signed by the registered Security Holder), the registered Security Holder must properly endorse the ADRs or certificates for Securities tendered with this Letter of Transmittal (executed exactly as the name(s) of the registered Security Holder(s) appear(s) on such Securities, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of such Securities, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement guaranteed by a Eligible Institution, unless such ADRs or certificates are executed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any ADRs or certificates of Securities are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such signatories should so indicate when signing, and the proper evidence, satisfactory to the relevant Offeror of their authority to so act must be submitted with this Letter of Transmittal.

When this Letter of Transmittal is signed by the registered Security Holder(s), no endorsements of such Securities or separate instruments of transfer are required unless payment is to be made, or Securities not tendered or purchased are to be issued, to a person other than the registered Security Holder(s), in which case the signatures on such Securities or instruments of transfer must be guaranteed by a Eligible Institution.

Endorsements on ADRs or certificates for Securities and proxies provided in accordance with this Instruction 4 by registered Security Holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 1.

5.    Special Payment and Special Delivery Instructions.    Tendering Security Holders should indicate in the applicable box or boxes the name and address to which Securities not tendered or not accepted for purchase or checks constituting payments for Securities to be purchased in connection with the Tender Offer are to be issued or sent, if different from the name and address of the registered Security Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Securities not tendered or not accepted for purchase will be returned to the registered Security Holder. For Security Holders tendering by book-entry transfer, Securities not tendered or not accepted for purchase will be returned by crediting the account at DTC designated above.

6.    Backup Withholding; Substitute Form W-9; Form W-8.    To prevent backup withholding, each tendering Security Holder is required to provide the Tender Agent with the Security Holder's correct taxpayer identification number ("TIN"), generally the Security Holder's social security or federal employer identification number, on the Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding.

A tendering Security Holder, including an entity, that is a U.S. person for U.S. federal income tax purposes (generally described as a "U.S. Holder" in "Certain U.S. Federal Income Tax Consequences" in the Offer to Purchase) must use Substitute Form W-9, attached hereto, to establish an exemption from backup withholding. (A tendering Security Holder must cross out item (2) in the Certification box on Substitute Form W-9 if such Security Holder is subject to backup withholding.) Failure to provide the information on the form may subject the tendering Security Holder to backup withholding at a rate of 28% on the payment made to the Security Holder or other payee with respect to Securities purchased pursuant to the Tender Offer. The box in Part 3 of the form should be checked if the tendering Security

Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Tender Agent is not provided with a TIN, the Tender Agent may withhold from all such payments with respect to the Securities to be purchased until a TIN is provided to the Tender Agent. In any case, 60 days after the Payment Date the Tender Agent will remit the withheld amount to the Internal Revenue Service.

A tendering Security Holder, including an entity, that is a foreign person for U.S. federal income tax purposes (generally a person other than a "U.S. Holder" as described in "Certain U.S. Federal Income Tax Consequences" of the Offer to Purchase) must submit an appropriate properly completed Internal Revenue Service Form W-8 certifying, under penalties of perjury, such Security Holder's foreign status in order to establish an exemption from backup withholding. An appropriate Form W-8 can be obtained via the Internal Revenue Service website, www.irs.gov, or from the Information Agent.

Privacy Act Notice.    Section 6109 requires most recipients of dividends, interest, or other payments to give their correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

7.    Transfer Taxes.    Except as otherwise provided in this Instruction 7, the relevant Offeror will pay all transfer taxes applicable to the purchase and transfer of Securities pursuant to the Tender Offer. If, however, payment of the purchase price of any Securities purchased is to be made to, or ADRs or certificates for Securities not tendered or not accepted for payment are to be issued in the name of, any person other than the registered Security Holder or if tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Security Holder, or such other person, or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Securities purchased, unless evidence satisfactory to the relevant Offeror of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

8.    Irregularities.    All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Securities pursuant to any of the procedures described above will be determined by the Offeror in the Offeror's sole discretion (whose determination shall be final and binding). The relevant Offeror reserves the right to reject any or all tenders of any Securities determined by it not to be in proper form or if the acceptance for payment of, or payment for, such Securities may, in the opinion of the Offeror's counsel, be unlawful. The relevant Offeror also reserves the absolute right, in its sole discretion, to waive any of the conditions of the Tender Offer or to waive any defect or irregularity in any tender with respect to Securities of any particular Security Holder, whether or not similar defects or irregularities are waived in the case of other Security Holders. The Offeror's interpretation of the terms and conditions of the Tender Offer (including this Letter of Transmittal and the Instructions hereto) will be final and binding. Neither the relevant Offeror, the Tender Agent, the Joint Dealer Managers nor any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification.

9.    Waiver of Conditions.    The relevant Offeror expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Tender Offer in the case of any Securities tendered, in whole or in part, at any time and from time to time.

10.    Lost, Destroyed or Stolen Certificates.    If any certificate representing Securities has been lost, destroyed or stolen, the Security Holder should promptly notify the Lost Securities Department at BNY Mellon Shareholder Services at +1 (800) 270 3449 or, in the case of NatWest Series C ADSs,

JPMorgan Chase Bank, N.A. at +1 (800) 459 0905 (outside the U.S. +1 651 453 2128). The Security Holder will then be instructed as to the steps that must be taken in order to replace the certificates(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

11.    Requests for Assistance or Additional Copies.    Questions regarding the terms of the Tender Offer or relating to the procedure for tendering Securities and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent, whose address and telephone numbers appear on the back page of this Letter of Transmittal.

 IMPORTANT TAX INFORMATION

Under the United States federal income tax laws, payments pursuant to the Tender Offer may be subject to backup withholding. Generally, such payments will be subject to backup withholding unless the Security Holder (i) is exempt from backup withholding or (ii) furnishes the payer with its correct TIN and certifies that the number provided is correct and further certifies that such Security Holder is not subject to backup withholding as a result of a failure to report all interest or dividend income. Each U.S. person (for federal income tax purposes) that tenders Securities and is not subject to backup withholding should provide the Tender Agent, as the relevant Offeror's agent, with such Security Holder's correct TIN (or with a certification that such Security Holder is awaiting a TIN) and with a certification that such Security Holder is a U.S. person (including a U.S. resident alien) not subject to backup withholding by completing Substitute Form W-9 below. Each foreign person (for federal income tax purposes) that tenders Securities should instead provide the Tender Agent with a properly completed Internal Revenue Service Form W-8 in order to avoid backup withholding.

Certain Security Holders (including, among others, all corporations and certain foreign persons) are exempt from these backup withholding requirements. U.S. persons who are exempt Security Holders, while not required to file Substitute Form W-9, should file Substitute Form W-9 and check the box in Part 4 to avoid possible erroneous backup withholding. Foreign persons not subject to backup withholding should instead complete and submit to the Tender Agent a Form W-8BEN (Certificate of Foreign Status of Beneficial Owner For United States Tax Withholding) and/or other applicable Form(s) W-8, attesting to such person's exempt status to avoid possible erroneous backup withholding. Forms W-8 can be obtained via the Internal Revenue Service website, www.irs.gov, or from the Information Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" or the Internal Revenue Service website, www.irs.gov, for additional instructions.

If backup withholding applies, the relevant Offeror or the Tender Agent, as the case may be, will be required to withhold at a rate of 28% on payments made to a Security Holder. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated, like any other withheld amounts, as an advance payment of your tax liability, and your U.S. federal income tax liability will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided the required information is timely furnished to the Internal Revenue Service.

Purpose of Substitute Form W-9

If you are a U.S. person, to prevent backup withholding on payments made pursuant to the Tender Offer, you must notify the Tender Agent of your correct taxpayer identification number by completing the Substitute Form W-9 below and certifying on such Substitute Form W-9 that you are a U.S. person (including a U.S. resident alien) and that the TIN provided is correct (or that you are awaiting a TIN). In addition, you are required to certify on Substitute Form W-9 that (i) you are exempt from backup withholding, or (ii) you are not subject to backup withholding due to prior underreporting of interest or dividend income, or (iii) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

What Number to Give the Tender Agent

If you are a U.S. person, to avoid backup withholding on payments made pursuant to the Tender Offer, you are required to give the Tender Agent the TIN of the registered Security Holder. If such registered Security Holder is an individual, the TIN is the registered Security Holder's social security number. For most other entities, the TIN is its employer identification number. If the Securities are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidelines on what number to report. If the Tender Agent is not provided with a correct TIN in connection with such payments, the Security Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. If the registered Security Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Security Holder should write "Applied For" in Part 1 of the Substitute Form W-9, check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9, and sign the attached "Certificate of Awaiting Taxpayer Identification Number". If the attached "Certificate of Awaiting Taxpayer Identification Number" is signed, the Offeror or the Tender Agent, as the case may be, will withhold at a rate equal to 28% on payments made to the Security Holder pursuant to the Offer, but such withholdings will be refunded if the tendering Security Holder provides a TIN within 60 days.

Requester's Name: BNY Mellon Shareowner Services
SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT (OR IF YOU DO NOT HAVE A TIN, CHECK THE BOX IN PART 3) AND CERTIFY BY SIGNING AND DATING BELOW.		Social Security Number or Employer Identification Number (If awaiting TIN, write "Applied For")
Payer's Request for Taxpayer Identification	Part 2—Certification-Under Penalties of Perjury, I Certify that:		Part 3—
Number (TIN) and Certification	(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and	Awaiting TIN ☐
Please fill in your name and address below: Name Address (number and street) City, State and Zip Code	(2)	I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and	Part 4— For Payee Exempt from Backup Withholding ☐
ENTITY TYPE: ☐ Individual/ Sole Proprietor ☐ Corporation ☐ Partnership ☐ Limited Liability Company. Enter the tax classification (D = disregarded entity; C = corporation; P = partnership) ☐ Other (specify):	(3)	I am a U.S. person (including a U.S. resident alien).
Certification instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 4 and see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9".
SIGNATURE DATE , 2010

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING AT A RATE EQUAL TO 28% ON ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number, all reportable payments made to me will be subject to backup withholding, but will be refunded if I provide a certified taxpayer identification number within 60 days.

SIGNATURE     DATE , 2010

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.    Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the TAXPAYER IDENTIFICATION NUMBER of:

1.	An individual's account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded single-owner LLC	The owner(3)
6.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)

For this type of account:		Give the TAXPAYER IDENTIFICATION NUMBER of:

7.	Corporate account or LLC electing corporate status on Form 8832	The corporation
8.	Association, club, religious, charitable, educational, or other tax exempt organization account	The organization
9.	Partnership or multi-member LLC account	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's Social Security number.

(3)
You must show your individual name. You may also enter your business name. You may use either your Social Security number or your employer identification number (if you have one).

(4)
List first and circle the name of the legal trust, estate or pension trust.

Note:    If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Resident Alien Individuals:    If you are a resident alien individual and you do not have, and are not eligible to get, a Social Security number, your taxpayer identification number is your individual taxpayer identification number ("ITIN") as issued by the Internal Revenue Service. Enter it on the portion of the Substitute Form W-9 where the Social Security number would otherwise be entered. If you do not have an ITIN, see "Obtaining a Number" below.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration (or online at www.ssa.gov) or the Internal Revenue Service (the "IRS") (or online at www.irs.gov) and apply for a number. Resident alien individuals who are not eligible to get a Social Security number and need an ITIN should obtain Form W-7, Application for Individual Taxpayer Identification Number, from the IRS.

If you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number, check the box in Part 3, sign and date the form, and give it to the payer. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a taxpayer identification number and give it to the payer before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your taxpayer identification number to the payer.

Note:    Entering "Applied For" means that you have already applied for a taxpayer identification number or that you intend to apply for one soon.

Caution:    A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees and Payments Exempt from Backup Withholding

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except the payee in item (9). For broker transactions, payees listed in items (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). Unless otherwise indicated, all "section" references are to sections of the Internal Revenue Code of 1986, as amended (the "Code").

(1)
A corporation.

(2)
An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

(3)
The United States or any of its agencies or instrumentalities.

(4)
A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(5)
A foreign government or any of its political subdivisions, agencies or instrumentalities.

(6)
An international organization or any of its agencies or instrumentalities.

(7)
A foreign central bank of issue.

(8)
A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)
A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)
A real estate investment trust.

(11)
An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)
A common trust fund operated by a bank under section 584(a).

(13)
A financial institution.

(14)
A middleman known in the investment community as a nominee or custodian.

(15)
A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•
Payments to nonresident aliens subject to withholding under section 1441 of the Code.

•
Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•
Payments of patronage dividends where the amount received is not paid in money.

•
Payments made by certain foreign organizations.

•
Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•
Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of your trade or business and you have not provided your correct taxpayer identification number to the payer.

•
Payments described in section 6049(b)(5) of the Code to non-resident aliens.

•
Payments on tax-free covenant bonds under section 1451 of the Code.

•
Payments made by certain foreign organizations.

•
Payments of mortgage or student loan interest to you.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER AN APPROPRIATE COMPLETED INTERNAL REVENUE SERVICE FORM W-8.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code and the Treasury regulations promulgated thereunder.

Privacy Act Notice.    Section 6109 requires most recipients of dividends, interest, or other payments to give their correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)
Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information With Respect to Withholding. lf you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)
Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Any questions or requests for assistance may be directed to the Information Agent, whose address and telephone numbers are listed below. Requests for additional copies of this Letter of Transmittal or the Offer to Purchase may be directed to the Information Agent, whose address and telephone numbers are set forth below. You may also contact your broker, dealer, commercial bank or trust company or nominee for assistance concerning the Tender Offer.

The Information Agent for the Tender Offer is:

D.F. King & Co., Inc.

48 Wall Street
New York, New York 10005
United States
Banks and Brokers, Call Collect:
+1 (212) 269 5550
All Others, Call Toll-Free:
+ 1(800) 859 8511
rbs@dfking.com

Any questions regarding the terms of the Tender Offer should be directed to the Joint Dealer Manager for the Tender Offer.

Global Arranger, Joint Lead Dealer Manager and Advisor for the Tender Offer is:

RBS Securities, Inc.
600 Washington Boulevard
Stamford, Connecticut 06901
USA

The Joint Lead Dealer Manager and Advisor for the Tender Offer is:	The Lead Dealer Manager for the Tender Offer is:
Banc of America Securities LLC Debt Advisory Services One Bryant Park New York, New York 10036 USA Attention: Debt Advisory Services	Morgan Stanley & Co. Incorporated 1585 Broadway New York, New York 10036 USA Attention: Liability Management Group
The Dealer Managers for the Tender Offer are:
HSBC Securities (USA) Inc. 452 Fifth Avenue New York, New York 10018 USA Attn: Liability Management Group	J.P. Morgan Securities Inc. 383 Madison Avenue New York, New York 10179 USA Attention: Liability Management Group

The Tender Agent for the Tender Offer is:
BNY Mellon Shareowner Services

By Mail Attn: Corporate Actions Department P.O. Box 3301 South Hackensack, New Jersey 07606-3301 USA	By Hand or by Overnight Courier Attn: Corporate Actions Department 27th Floor 480 Washington Boulevard Jersey City, New Jersey 07310 USA	By Facsimile Transmission (for withdrawal notices only) Facsimile no.: +1 (201) 680 4626 Attn: Corporate Actions Department Confirmation telephone no.: +1 (201) 680 4860

QuickLinks

  Exhibit 99.(a)(1)(B)
LETTER OF TRANSMITTAL TO TENDER THE SECURITIES OF EACH SERIES SET FORTH BELOW OF THE ROYAL BANK OF SCOTLAND GROUP PLC, NATIONAL WESTMINSTER BANK PUBLIC LIMITED COMPANY AND CERTAIN OF THEIR AFFILIATES PURSUANT TO THE OFFER TO PURCHASE DATED APRIL 6, 2010 BY THE ROYAL BANK OF SCOTLAND GROUP PLC AND NATIONAL WESTMINSTER BANK PUBLIC LIMITED COMPANY
The Tender Agent for the Tender Offer is: BNY Mellon Shareowner Services
IMPORTANT
NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
INSTRUCTIONS Forming Part of the Terms and Conditions of the Tender Offer
IMPORTANT TAX INFORMATION
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9